Exhibit 10.15

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT RUBRIK, INC. TREATS AS PRIVATE OR CONFIDENTIAL.

Distribution Addendum to the OEM Agreement

This addendum (“Addendum”) is entered into between Rubrik, Inc., a Delaware corporation having its principal place of business at 3495 Deer Creek Rd. Palo Alto, CA 94304 (“OEM”); and Super Micro Computer, Inc., a Delaware corporation having its principal place of business at 980 Rock Avenue, San Jose, CA 95131 (“Supplier”); as an addendum to the Original Equipment Manufacturer (OEM) Purchase Agreement by and between OEM and Supplier dated November 19, 2020 (“OEM Agreement”). This Addendum is hereby incorporated in the OEM Agreement by this reference as if fully set forth therein and forms a part of the OEM Agreement. This Addendum is effective as of the last signature date below (“Addendum Effective Date”). Either Party may terminate this Addendum for convenience upon [***] prior written notice to the other Party.

This Addendum is only applicable in connection with the distribution model described in this Addendum, which contemplates Supplier’s sale of Products (as defined in OEM Agreement, provided that the only Products eligible under the Direct-to-Distributor Model are limited to the SKUs identified in Attachment 1 below, which may be modified by the mutual written agreement of the Parties) to a Rubrik-authorized distributor pursuant to a Distributor Order (as defined below) submitted by such Authorized Distributor (as defined below) directly to Supplier for Products (such transactions, the “Direct-to-Distributor Model”, also called Rubrik’s “[***] Distribution Model”).

The Direct-to-Distributor Model as between OEM and Supplier will be governed by the terms of the OEM Agreement and this Addendum. Where this Addendum adds to, conflicts with, or supersedes terms of the OEM Agreement, the terms of this Addendum will control solely for purposes of governing the Direct-to-Distributor Model. [***].

For clarity, all terms and conditions in the OEM Agreement remain in effect, without modification, to govern transactions not occurring pursuant to the Direct-to-Distributor Model (i.e., the transactions where OEM submits Orders to Supplier) (the “Old Model”)), if any. The terms and conditions in this Addendum do not apply to any Old Model transactions.

Capitalized terms used in this Addendum but not defined herein will have the same meaning assigned to them in the OEM Agreement. Unless expressly provided herein, the word “Section” will mean the corresponding Section of this Addendum and not of the OEM Agreement. The additional terms and superseding terms of this Addendum governing the Direct-to-Distributor Model are as follows:

1.	Authorizations to Sell; Sales to Authorized Distributors.

a.

Subject to the terms of this Addendum, Supplier is authorized to sell the Products directly to Authorized Distributors (as defined below) pursuant to the orders for Products accepted by Supplier from such Authorized Distributors (“Distributor Orders”).

CONFIDENTIAL

b.

“Authorized Distributors” means any person or entity identified by Rubrik as a distributor authorized to purchase Rubrik Products manufactured by Supplier in an authorization letter signed by OEM and substantially in the form of that letter attached hereto as Attachment 2 (such letter, the “Distributor Authorization Letter”). Depending on Supplier’s relationship with Authorized Distributors, the transaction between Supplier and such Authorized Distributor will be governed by separate contract terms (conceptually referred to as an “Authorized Purchase Agreement” or “APA” for purposes of this Addendum).

c.	[***]

d.	Supplier will accept or reject all Distributor Orders [***].

e.

Supplier acknowledges that all sales of Products do not include the sale or licensing of any OEM Software Products and Supplier will expressly state in its APA or any other agreement pursuant to which it is selling Products (if any) that the OEM Software Products are excluded from such sale of the Products and any license to access and use the OEM Software Products must be granted pursuant to a separate written agreement between the end user and OEM. In the event an Authorized Distributor does not agree to the language of this subsection, Supplier will notify OEM. Supplier will make a good faith request of the Authorized Distributors to include the following disclaimer in their agreements with their customers (e.g., resellers) with the bracketed language updated as appropriate:

“The software installed on the hardware are specifically EXCLUDED from the sale of such hardware sold pursuant to this agreement and any license to access and use the Rubrik, Inc. software must be granted pursuant to a separate written license agreement between the end user and Rubrik, Inc. Further, [Reseller] will include the following language in its agreements for the sale of hardware to its customers: ‘the hardware sold pursuant to this agreement is not for re-sale; the software installed on such hardware is specifically excluded from all sales of hardware sold pursuant to this agreement and any license to access and use the Rubrik, Inc. software must be granted pursuant to a separate written license agreement between the end user and Rubrik, Inc.’”

2.	Products Inventory Liability. [***].

3.	Ancillary Supplies Inventory Liability; Reformatting Fees.

a.	Ancillary Supplies Inventory Liability. [***].

b.	Reformatting Fees. [***].

4.	Payment. Supplier is solely responsible for collecting payment for all Products sold to Authorized Distributors. [***].

5.	Software Notice.

a.	[***]

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b.	[***]

6.	Trademark License.

a.

During the Term of the OEM Agreement and this Addendum and subject to Supplier’s continued compliance with the terms thereof (including those of this Addendum), OEM grants Supplier a non-transferable, world-wide, royalty-free, non-exclusive, revocable license to use the “RUBRIK” trademark, and corresponding brand logo, in the form and manner authorized by OEM from time to time (the “Marks”) solely for the purpose of branding and selling Products to Distributor in accordance with this Addendum. No other rights are granted except for those explicitly granted herein.

b.

Supplier acknowledges that, as between the parties hereto, OEM is the owner of the Marks and all goodwill associated therewith. OEM has no duty or obligation to register, renew, or otherwise maintain any registration for the Marks. If OEM decides not to renew or maintain the Marks, it shall notify Supplier. Supplier’s use of the Marks inures to the benefit of OEM. Supplier will not acquire or claim any title to the Marks adverse to OEM by virtue of the license granted herein, or through Supplier’s use of the Marks. Supplier will not take any action or make any omission (or encourage anyone else to do the same) which would materially harm: (i) the Marks; (ii) any applications for registration or registrations therefor; (iii) the goodwill related to the Marks; (iv) OEM’s rights, title, or interest, in and to the Marks; and (v) the validity and enforceability of any of the foregoing. Supplier will not attempt to register the Marks or any marks or names confusingly similar thereto. Supplier is estopped from challenging the validity of the Marks or from making any claim ([***]) adverse to OEM with respect thereto. Supplier will sign any lawful documents, make any lawful declaration or provide affidavits with respect to its use of the Marks, reasonably requested by OEM in connection with any trademark application or registration for the Marks, or any variation thereof.

c.

Supplier will comply with the conditions set forth in OEM’s trademark-usage guidelines posted on https://www.rubrik.com/legal/trademark-guidelines, as may be amended by OEM’s written notice to Supplier from time to time, or as otherwise directed by OEM, including the conditions regarding the style, color, appearance and manner of use of the Marks.

d.	[***]

e.	[***]

f.

Supplier will indemnify, defend, and hold harmless OEM, its officers, directors, agents, affiliates, and employees from all third party’s [***], claims, suits, demands, losses or liabilities of any kind, that arise from or relate to: (i) [***]; or (ii) [***], provided that (1) Supplier has exclusive control over, and conduct of, all [***]; (2) OEM will provide Supplier with all assistance that Supplier may reasonably require in the conduct of any [***]; (3) such misuse or infringement is not caused by OEM’s inducement or contribution. Supplier will bear the cost of any proceedings and will be entitled to retain all sums recovered in any [***] for its own account. This subsection (f) survives expiration or termination of the OEM Agreement.

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g.

THE MARKS ARE LICENSED HEREUNDER ON AN “AS IS” BASIS. OEM WARRANTS THAT AS OF THE ADDENDUM EFFECTIVE DATE, OEM OWNS THE ENTIRE RIGHT, TITLE AND INTEREST IN THE MARKS AND HAS THE LAWFUL RIGHT TO LICENSE SUCH MARKS HEREUNDER. EXCEPT FOR THE WARRANTY STATED IN THIS SUBSECTION, THERE ARE NO ADDITIONAL WARRANTIES OF ANY KIND RELATED TO THE MARKS, EXPRESS OR IMPLIED, OR FROM A COURSE OF DEALING OR USAGE OF TRADE.

h.

If either party breaches any provision of this Section 6, the other party may provide written notice of the violation. The breaching party has [***] from receipt of the notice to cure the violation. If the violation is not cured within [***], then the other party may immediately terminate this Addendum upon written notice. Upon termination of this Addendum, Supplier will immediately discontinue all use of the Marks (and any marks confusingly similar thereto) and destroy all written materials bearing the Marks.

7.	Warranty Records.

a.	[***]

b.	[***]

8.	[***]

9.

Customer Support Satisfaction. Supplier will perform complete, professional, and timely support via web, email, and phone to all Authorized Distributors regarding any inquiries from Authorized Distributors in connection with hardware.

10.	Support Authorization Form/Letter. [***].

11.	[***]

a.	[***]

b.	[***]

c.	[***]

12.	Rubrik 3rd Party Code of Conduct. Supplier will at all times comply with OEM’s Third Party Code of Conduct, available at https://www.rubrik.com/legal/third-party-code-of-conduct

13.

Assignment. No party may assign or otherwise transfer its rights or obligations under this Addendum without prior written consent of the other party, which will not be unreasonably withheld; provided, however, this Addendum may be assigned by a requesting party, without the remaining parties’ prior written consent, (i) to an affiliate or (ii) in connection with a merger, reorganization, acquisition or other transfer of all, or substantially all, of the business or assets of the requesting party.

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14.	Survival. Any Sections in this Addendum that by their nature are intended to survive termination or expiration of this Addendum shall so survive.

IN WITNESS WHEREOF, the Parties wish to amend the OEM Agreement solely for purposes of the Direct-to-Distributor Model as set forth by the terms of this Addendum and have caused this Addendum to be executed and delivered by their respective authorized signing officers, effective as of the Addendum Effective Date.

Rubrik, Inc.		Super Micro Computer, Inc.
Authorized Signature:		Authorized Signature:

By:	/s/ Melinda Wu	By:	/s/ Don Clegg
Name: Melinda Wu		Name: Don Clegg
Title: VP, Product Operations		Title: SVP Worldwide Sales

Date: 5/27/2022		Date: 5/27/2022

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ATTACHMENT 1 to the Distribution Addendum

Eligible “Products” under the Direct-to-Distributor Model

(The following SKUs are the only eligible “Products” under the Direct-to-Distributor Model)

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

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ATTACHMENT 2 to the Distribution Addendum

DISTRIBUTOR AUTHORIZATION LETTER

[[FORM]]

[DATE]

Super Micro Computer Inc.

[ADDRESS]

Attn: [_____]

Re: Authorization for Distributor to Purchase Products (“Distributor Authorization”)

Dear [_____],

RUBRIK, INC., a Delaware corporation having its principal place of business at [ADDRESS] (“Rubrik”), authorizes [_____] to purchase from SUPER MICRO COMPUTER INC. (“Super Micro”) the Products manufactured by Super Micro and set forth in Attachment 1 of the Distribution Addendum , for the purposes of distributing such products to resellers. This Distributor Authorization will remain in effect until terminated by notice from Rubrik.

Sincerely,

[_____]

[[FORM – FORM – DO NOT SIGN]]

Rubrik, Inc.

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